UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): August 26, 2016

Air Products and Chemicals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4534	23-1274455
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania		18195-1501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 481-4911

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Furnished herewith as Exhibit 99.1 is a presentation which Air Products and Chemicals, Inc. (the “Company”) may use in whole or in part during interactions with its investors regarding the amended draft registration statement on Form 10 filed with the United States Securities and Exchange Commission in connection with the Company’s previously communicated plan to separate its Electronic Materials business, which will be named Versum Materials.

The information contained in this Item 7.01 (including Exhibit 99.1) of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Presentation, dated August 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.

Date: August 26, 2016	By:	/s/ Mary T. Afflerbach
	Name:	Mary T. Afflerbach
	Title:	Corporate Secretary and Chief Governance Officer

Index of Exhibits

Exhibit Number	Description

99.1	Presentation, dated August 26, 2016.

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